                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JULY 19, 2000

                       INTERNATIONAL RECTIFIER CORPORATION
                       -----------------------------------
               (Exact name of registrant as specified in charter)

           DELAWARE                        1-7935                95-1528961
           ----------------------------------------------------------------
 (State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)                 File Number)        Identification No.)

                 233 KANSAS STREET, EL SEGUNDO, CALIFORNIA 90245
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (310) 726-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                   NO CHANGE
                         ----------------------------

          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On July 19, 2000, International Rectifier Corporation (the "Company") completed a private placement pursuant to Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") of an aggregate of $550,000,000 in principal amount of its 4 1/4% Convertible Subordinated Notes due 2007 (the "Notes"). The Notes are convertible into shares of the Company's common stock at a conversion price of $73.935 per share. The Company intends to use the net proceeds from the offering for general corporate purposes, including working capital, capital expenditures, and possible acquisitions. The Company currently has no commitments or agreements with respect to any acquisition.

         The Notes were issued under an Indenture, dated as of July 19, 2000, between the Company and Wells Fargo Bank Minnesota, National Association, as Trustee, a copy of which is filed herewith. The Company also entered into a Registration Rights Agreement with the holders of the Notes, a copy of which is filed herewith, under which the Company agrees, among other things, that, within 90 days of the issue date, it will file with the Securities and Exchange Commission a registration statement under the Securities Act to register the resale of the securities.

         The securities were not registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or available exemptions from such registration requirements.

         This filing does not constitute an offer to sell or the solicitation of an offer to buy the securities. Any offers of the securities will be made only by means of a private offering memorandum.

ITEM 7.  EXHIBITS

                                  EXHIBIT INDEX

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Exhibit No.       Name of Item
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

4.1 Indenture, dated as of July 19, 2000, between the Company and Wells Fargo Bank Minnesota, National Association, as Trustee.

4.2 Registration Rights Agreement, dated as of July 19, 2000, by and among the Company, Morgan Stanley & Co. Incorporated, J.P. Morgan & Co. and Banc of America Securities LLC.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INTERNATIONAL RECTIFIER CORPORATION

Date: July 28, 2000             By:      /s/ L. MICHAEL RUSSELL
                                         --------------------------------
                                Name:    L. MICHAEL RUSSELL
                                Title:   Executive Vice President and Secretary


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